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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):  FEBRUARY 4, 1999



                        WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



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
                DELAWARE                       1-13086                           04-2515019
        (State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)



      5 POST OAK PARK, SUITE 1700
             HOUSTON, TEXAS                                                      77027-3415
(Address of Principal Executive Offices)                                         (Zip Code)
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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400


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                        EXHIBIT INDEX APPEARS ON PAGE 5
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ITEM 5.   OTHER EVENTS

         On February 2, 1999, Weatherford International, Inc., a Delaware corporation (the "Company"), and General Electric Capital Corporation, a New York corporation ("GECC"), completed the formation of a joint venture into which both the Company and GECC contributed their gas compression business and related assets and operations (the "Joint Venture"). The Joint Venture was formed pursuant to the terms of a Formation Agreement dated as of February 2,1999, by and among the Company, Weatherford Enterra Compression Company, L.P., a wholly owned subsidiary of the Company, GECC and Global Compression Services, Inc., a wholly owned subsidiary of GECC. The Company beneficially owns 64% of the Joint Venture and GECC beneficially owns 36% of the Joint Venture.

         A copy of the press release announcing the formation of the Joint Venture is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

         This Current Report includes or incorporates by reference certain statements relating to future results of the Company, including certain projections and business trends. The Company believes these statements constitute "forward- looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Certain risks and uncertainties may cause actual results to be materially different from projected results and industry trends contained in forward- looking statements in this Current Report. Such risks and uncertainties include, but are not limited to, the following: future prices of oil and gas and their effect on the demand and pricing of the Company's and the Joint Venture's products and services; any material decline in the current worldwide rig count or drilling activity; the ability of the Company to achieve cost savings from the recent merger between EVI, Inc. and Weatherford Enterra, Inc.; the ability of the Company to successfully integrate its compression business with GECC's compression business; the Joint Venture's ability to achieve costs savings from the combined compression businesses of the Company and Global; the Company's ability to penetrate new and existing markets with the new products and services acquired in recent transactions and the Company's ability to integrate such operations and acquisitions; any unexpected Year 2000 problems that arise during the implementation of the Company's Year 2000 program; a material decline in the Chinese economy or devaluation of its currency or further deterioration of the Asian and world economies; any unexpected material political event that would affect the oil and gas industry or particular oil producing countries in which the Company or the Joint Venture operates; any material decline in currency rates in countries in which the Company or Joint Venture operates; or any unexpected litigation or legal disputes. These risks and uncertainties are more fully described in the Company's filings with the Securities Exchange Commission under the Securities Exchange Act of1934 and the Securities Act of 1933. Should one or more of these risks or uncertainties materialize, actual results and trends may vary in material aspects from those currently anticipated.






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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits

         10.1 Formation Agreement dated as of February 2, 1999, by and among Weatherford International, Inc., Weatherford Enterra Compression Company, L.P., General Electric Capital Corporation and Global Compression Services, Inc.

         10.2 Limited Partnership Agreement of Weatherford Global Compression Services, L.P. dated as of February 2, 1999, by and among Weatherford Global Compression Holding, L.L.C., Weatherford Enterra Compression Company, L.P. and Global Compression Services, Inc.

         10.3 Limited Liability Company Agreement of Weatherford Global Compression Holding, L.L.C. dated as of February 2, 1999, by and between Weatherford Enterra Compression Company, L.P. and Global Compression Services, Inc.

         10.4 Registration Rights Agreement dated as of February 2, 1999, among Weatherford Global Compression Services, L.P., Weatherford Enterra Compression Company, L.P. and Global Compression Services, Inc.

         99.1 Press release of the Company dated February 3, 1999, announcing the formation of the Joint Venture.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD INTERNATIONAL, INC.



Dated: February 4, 1999                       /s/ Curtis W. Huff
                                        ----------------------------------------
                                                  Curtis W. Huff
                                               Senior Vice President,
                                           General Counsel and Secretary






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                               INDEX TO EXHIBITS


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
        Number                                             Exhibit
        ------                                             -------
         10.1           Formation Agreement dated as of February 2, 1999, by and among Weatherford
                        International, Inc., Weatherford Enterra Compression Company, L.P., General
                        Electric Capital Corporation and Global Compression Services, Inc.

         10.2           Limited Partnership Agreement of Weatherford Global Compression Services,
                        L.P. dated as of February 2, 1999, by and among Weatherford Global
                        Compression Holding, L.L.C., Weatherford Enterra Compression Company, L.P.
                        and Global Compression Services, Inc.

         10.3           Limited Liability Company Agreement of Weatherford Global Compression
                        Holding, L.L.C. dated as of February 2, 1999, by and between Weatherford
                        Enterra Compression Company, L.P. and Global Compression Services, Inc.

         10.4           Registration Rights Agreement dated as of February 2, 1999, among
                        Weatherford Global Compression  Services, L.P., Weatherford Enterra
                        Compression Company, L.P. and Global Compression Services, Inc.
         99.1           Press release of the Company dated February  3, 1999, announcing the formation of Weatherford Global.
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